SUB-ITEM 77(I)
                       TERMS OF NEW OR AMENDED SECURITIES

         Adams Harkness Small Cap Growth Fund's Prospectus and Statement of Additional Information contained in Parts A and B of Post-Effective amendment No. 143 to the Registrant's Registration Statement on Form N-1A are incorporated by reference as filed via EDGAR on February 26, 2004. (accession number 0001275125-04-000027.